UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HIGHWATER ETHANOL, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. Box 96

24500 US Highway 14

Lamberton, MN 56152

NOTICE OF 2011 ANNUAL MEETING OF MEMBERS

To be Held Friday, March 4, 2011

To our members:

The 2011 annual meeting of members (the “2011 Annual Meeting”) of Highwater Ethanol, LLC (the “Company”) will be held on Friday, March 4, 2011, at the American Legion, 106 1st Avenue West, Lamberton, MN 56152.  Registration for the meeting will start at 8:30 a.m.  The 2011 Annual Meeting will commence at approximately 9:30 a.m.  The Board of Governors encourages you to attend the meeting.

The purposes of the meeting are to: (1) Amend section 1.9 of the Company’s Amended and Restated Member Control Agreement to remove the requirement of member approval for modifications to agreements made by the Company with members or affiliates of members and to remove the 60 day termination clause currently required in such contracts; (2) Amend section 5.3 of the Company’s Amended and Restated Member Control Agreement to clarify that there is plurality voting in the election of governors; to align the governor nomination notice requirements for members with the member proposal requirements under the Securities and Exchange Commission rules and regulations; and to reduce and establish uniformity in the voting requirements necessary to approve an amendment to section 5.3 of the Company’s Amended and Restated Member Control Agreement; (3) Amend section 6.14 of the Company’s Amended and Restated Member Control Agreement to reduce the number of Membership Units necessary to establish a quorum in order for the members to transact business; (4) Elect three (3) governors to the Board; and (5) Transact such other business as may properly come before the 2011 Annual Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.  If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed proxy card, please call the Company at (507) 752-6160.

Only members listed on the Company’s records at the close of business on February 1, 2011 are entitled to notice of the 2011 Annual Meeting and to vote at the 2011 Annual Meeting and any adjournments thereof.  The proxy statement and proxy card are also available at www.highwaterethanol.com.  To be certain that your membership units will be represented at the 2011 Annual Meeting, please return your proxy card by 5:00 p.m. on Wednesday, March 2, 2011.  However, proxy cards may still be accepted by the Company at any time prior to the polls officially closing.

All members are cordially invited to attend the 2011 Annual Meeting in person.  However, to assure the presence of a quorum, the Board of Governors requests that you promptly sign, date and return the enclosed proxy card, which is solicited by the Board of Governors, whether or not you plan to attend the meeting.  Proxy cards are available on the Company’s website at http://www.highwaterethanol.com and may be printed by the members.  No personal information is required to print a proxy card.  If you wish to revoke your proxy card at the meeting and execute a new proxy card, you may do so by giving notice to our CEO Brian Kletscher or our CFO Mark Peterson, prior to the commencement of the meeting.  You may fax your completed proxy card to the Company at (507) 752-6162 or mail it to the Company at P.O. Box 96, 24500 US Highway 14, Lamberton, MN 56152.  If you need directions to the meeting, please contact the Company using the information listed above.

By order of the Board of Governors,

/S/ DAVID MOLDAN
Chairman of the board
Lamberton, MN
February 4, 2011

Highwater Ethanol, LLC

P.O. Box 96

24500 US Highway 14

Lamberton, Minnesota 56152

Proxy Statement

Annual Meeting of Members

Friday, March 4, 2011

This proxy solicitation is being made by Highwater Ethanol, LLC (the “Company”).  The proxy statement and proxy card were prepared by the Board of Governors of the Company for use at the 2011 Annual Meeting of members to be held on Friday, March 4, 2011 (the “2011 Annual Meeting”), and any adjournment thereof.  The 2011 Annual Meeting will be held at the American Legion, 106 1st Avenue West, Lamberton, MN 56152.  Registration for the meeting will begin at 8:30 a.m.  The 2011 Annual Meeting will commence at approximately 9:30 a.m.  This solicitation is being made by mail, however the Company may also use its officers, governors, and employees (without providing them with additional compensation) to solicit proxies from members in person or by telephone, facsimile or letter.  Distribution of this proxy statement and the proxy card is scheduled to begin on or about February 4, 2011.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:                                  Why did I receive this proxy statement?

A:                                   The Board of Governors is soliciting your proxy to vote at the 2011 Annual Meeting because you were a member of the Company at the close of business on February 1, 2011, the record date, and are entitled to vote at the meeting.

Q:                                  When and where is the 2011 Annual Meeting?

A:                                   The 2011 Annual Meeting will be held at the American Legion, 106 1st Avenue West, Lamberton, MN 56152 on March 4, 2011.  Registration for the meeting will begin at 8:30 a.m.  The 2011 Annual Meeting will commence at approximately 9:30 a.m.

Q:                                  What am I voting on?

A:                                   You are voting on:

•                  The approval of an amendment to section 1.9 of the Company’s Amended and Restated Member Control Agreement (the “Member Control Agreement”) removing the requirement of member approval for modifications to agreements made by the Company with members or their affiliates and removal of the 60 day termination clause currently required in such contracts;

•                  Amend section 5.3 of the Member Control Agreement to clarify that there is plurality voting in the election of governors; to align the governor nomination notice requirements for members with the member proposal requirements under the Securities and Exchange Commission rules and regulations; and to reduce and establish uniformity in the voting requirements necessary to approve an amendment to section 5.3 of the Member Control Agreement;

•                  The approval of an amendment to section 6.14 of the Member Control Agreement to reduce the number of Membership Units necessary to establish a quorum in order for the members to transact business; and

•                  The election of three (3) governors.

Q:                                  How many votes do I have?

A:                                   Members are entitled to one vote for each membership unit that they owned of record as of the close of business on February 1, 2011.

Q:                                  What is the voting requirement to amend the Member Control Agreement and what is the effect of an abstention?

A:                                   In order to amend section 5.3 of the Company’s Member Control Agreement a majority of the total outstanding membership units must approve the proposed amendment.  Provided a quorum of at least fifty percent (50%) of the total outstanding membership units are present, the affirmative vote by a majority of the membership units represented at the 2011 Annual Meeting (whether in person or by proxy) will result in the approval of the proposed amendments to Sections 1.9 and 6.14 of the Member Control Agreement.

If you abstain, your units will be included in the determination of whether a quorum is present.  However, your abstention will have the effect of a vote against the proposed amendment.

Q:                                  What is the voting requirement to elect the governors and what is the effect of a withhold/abstention?

A:                                   In the election of governors, the three (3) nominees receiving the greatest number of votes relative to the votes cast for their competitors will be elected regardless of whether any individual nominee receives votes from a majority of the quorum.  Members do not have cumulative voting rights. The presence (in person or by proxy) of members representing at least fifty percent (50%) of the membership voting interests is required for the election of governors.

Withhold/abstentions will be counted when determining whether a quorum is present.  Withhold/abstentions for governor elections, however, will not be counted for or against any nominee because governors are elected by plurality vote, meaning that the person receiving the most votes in each group wins.

Q:                                  How many membership units are outstanding?

A:                                   On February 1, 2011, the record date, there were 4,953 outstanding membership units.

Q:                                  What constitutes a quorum?

A:                                   As of the record date, the Company had 4,953 outstanding membership units.  The presence of members holding fifty percent (50%) of the total outstanding membership units, or 2,477 membership units, constitutes a quorum.  If you submit a properly executed proxy or appear in person at the 2011 Annual Meeting, then your units will be counted as part of the quorum.

Q:                                  How do I vote?

A:                                   Membership units can be voted only if the holder of record is present at the 2011 Annual Meeting, either in person or by proxy.  You may vote using either of the following methods:

•                  Proxy.  The enclosed proxy card is a means by which a member may authorize the voting of his, her, or its membership units at the 2011 Annual Meeting.  The membership units represented by each properly executed card will be voted at the 2011 Annual Meeting in accordance with the member’s directions.  The Company urges you to specify your choices by marking the appropriate boxes on your enclosed proxy card.  After you have marked your choices, please sign and date the enclosed proxy card and return it in the enclosed envelope or by fax to the Company at (507) 752-6162.  To be certain that your membership units will be represented at the 2011 Annual Meeting, please return your proxy card by 5:00 p.m. on Wednesday, March 2, 2011.  However, proxy cards may still be accepted by the Company at any time prior to the polls officially closing.  If you sign and return the proxy card without specifying your choices, your membership units will be voted in favor of the proposed amendments to the Company’s Member Control Agreement.  If you sign and return the proxy card without specifying any choices for governor, your membership units will be voted for the incumbents David Moldan, Timothy VanDerWal and Rex Roehl.

•                  In person at the 2011 Annual Meeting.  All members may vote in person at the 2011 Annual Meeting.

If membership units are owned jointly by more than one person, both persons must sign the proxy card or attend the 2011 Annual Meeting in order for the units to be counted.

Q:                                  Do I have dissenters’ rights, appraisal rights or similar rights?

A:                                   Pursuant to Section 6.19 of the Company’s Member Control Agreement, members have no dissenters’ rights, appraisal rights or any similar rights.

Q:                                  What can I do if I change my mind after I return my proxy?

A:                                   You may revoke your proxy by:

•                  Voting in person at the 2011 Annual Meeting;

•                  Giving personal or written notice of the revocation to Brian Kletscher, CEO or Mark Peterson, CFO at the Company’s offices at P.O. Box 96, 24500 US Highway 14, Lamberton, MN 56152 prior to the 2011 Annual Meeting; or

•                  Giving personal or written notice of the revocation to our Brian Kletscher, CEO or our Mark Peterson, CFO, at the commencement of the 2011 Annual Meeting.

Q:                                  What happens if I mark too few or too many boxes on the proxy card?

A:                                   If you do not mark a choice on the proxy card for the proposed amendments to the Member Control Agreement, then your vote will be counted for the proposed amendments to the Member Control Agreement.  If you mark contradicting choices on the proxy card, such as both for and against a proposed amendment, your vote will not be counted with respect to that proposed amendment to the Member Control Agreement.

If you do not mark any choices on the proxy card for governors, then the proxies will vote your units for the incumbent governors David Moldan, Timothy VanDerWal and Rex Roehl.  You may wish to vote for only one of the governor nominees.  In this case, your vote will only be counted for the governor nominee you have selected.  If you mark contradicting choices on the proxy card, such as both for and withhold/abstain for a nominee, your votes will not be counted with respect to the governor nominee for which you marked contradicting choices.

Each fully executed proxy card will be counted for purposes of determining whether a quorum is present at the 2011 Annual Meeting.

Q:                                  Who can attend the 2011 Annual Meeting?

A:                                   All members of the Company as of the close of business on the record date may attend the 2011 Annual Meeting.

Q:                                  What is the record date for the 2011 Annual Meeting?

A:                                   The record date for the 2011 Annual Meeting is February 1, 2011.

Q:                                  Who will count the vote?

A:                                   All votes will be tabulated by a qualified individual or firm appointed by the Company.  That individual will separately tabulate votes and abstentions.

Q:                                  How do I nominate a candidate for election as a governor at next year’s annual meeting?

A:                                   Three governor positions will stand for election at the 2012 Annual Meeting.  Nominations for governor positions are made by a nominating committee appointed by the Board of Governors.  Members who wish to include a governor candidate in the Company’s proxy materials and proxy card for the 2012 Annual Meeting pursuant to Rule 14a-11 under the Securities and Exchange Act of 1934, as amended, must file the required notice on Schedule 14N no earlier than 150 days prior to the one year anniversary date of the release of the Company’s proxy materials to the Members for the 2011 Annual Meeting and no later than 120 days prior to the one year anniversary date of the release of the Company’s proxy materials to the Members for the 2011 Annual Meeting.

In addition, a member may nominate a candidate for governor by following the procedures explained in Section 5.3(b) of the Member Control Agreement.   Section 5.3(b) of the Member Control Agreement currently requires that written notice of a member’s intent to nominate an individual for governor must be given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than 45 calendar days nor more than 90 calendar days prior to the annual meeting of the Company at which such elections are to be held.  However, as part of this proxy statement the Board of Governors is recommending an amendment to Section 5.3(b) of the Member Control Agreement which if passed would modify the deadlines for the 2012 Annual Meeting.  If the amendment is approved, in order to be considered for inclusion in next year’s proxy statement, governor nominations must be submitted in writing to the Company by October 7, 2011.

Each notice must include: (i) the name and address of the member who is making the nomination; (ii) a representation that the member is a holder of units entitled to vote at such meeting and the member intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; (iii) the name, age, address and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the member and each nominee; (v) any other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission; and (vi) the consent of the nominee to serve as a governor of the Company if so elected.

Q:                                  What is a member proposal?

A:                                   A member proposal is your recommendation or requirement that the Company and/or the Board of Governors take action, which you intend to present at a meeting of the Company’s members.  Your proposal should state as clearly as possible the course of action that you believe the Company should follow.  If your proposal is included in the Company’s proxy statement, then the Company must also provide the means for members to vote on the matter via the proxy card. The deadlines and procedures for submitting member proposals are explained in the following question and answer.  The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:                                  When are member proposals due for the 2012 annual meeting?

A:                                   In order to be considered for inclusion in the Company’s 2012 annual meeting proxy statement, member proposals must be submitted in writing to the Company by October 7, 2011 (approximately 120 days prior to the one year anniversary of the date of the mailing of the prior year’s annual meeting proxy statement).  The Company suggests that proposals for the 2012 annual meeting of the members be submitted by certified mail-return receipt requested.

Members who intend to present a proposal at the 2012 annual meeting of members without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than December 21, 2011 (approximately 45 days prior to the one year anniversary of the date of the mailing of the prior year’s annual meeting proxy statement).  The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If the Company does not receive notice of a member proposal intended to be submitted to the 2012 annual meeting by December 21, 2011, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion, provided the Company has included in its proxy statement an explanation of its intention with respect to voting on the proposal.

Q:                                  Who is paying for this proxy solicitation?

A:                                   The entire cost of this proxy solicitation will be borne by the Company.  The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of membership units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials and reports to such beneficial owners.

PROPOSAL TO BE VOTED UPON

PROPOSAL ONE

APPROVAL OF AMENDMENT TO SECTION 1.9 OF THE MEMBER CONTROL AGREEMENT

Our Amended and Restated Member Control Agreement, dated February 26, 2007 (the “Member Control Agreement”), currently provides that any agreement entered into by the Company with any Member or Affiliate of any Member may only be modified by a vote of a majority of the then outstanding Membership Interests and must contain a clause allowing termination without penalty on 60 days notice.  The Board of Governors has concluded that it is in the best interests of the Company to amend the Member Control Agreement to remove the requirement of member approval for modifications to agreements made by the Company with Members or Affiliates of Members as well as the 60 day termination provision.  However, the Company will still be required to ensure that any such agreement is made on terms and conditions which are no less favorable to the Company than if the agreement was with an independent third party as well as continue to fully disclose the terms of such agreements to Members.

Accordingly, it is proposed that the Company amend the Member Control Agreement to revise Section 1.9 as follows (underlined and/or crossed out language reflects the change):

The Governors shall be required to devote such time to the business and affairs of the Company as may be necessary to manage and operate the Company, and shall be free to serve any other Person or enterprise in any capacity that they deem appropriate in their discretion.  Neither this Agreement nor any activity undertaken pursuant hereto shall:  (i) prevent any Member or Governor or their Affiliates from engaging in whatever activities they choose, whether the same are competitive with the Company or otherwise, and any such activities may be undertaken without having or incurring any obligation to offer any interest in such activities to the Company or any other Member; or (ii) require any Member or Governor to permit the Company or any other Governor or Member or their Affiliates to participate in any such activities.  As a material part of the consideration for the execution of this Agreement by each Member, each Member hereby waives, relinquishes and renounces any such right or claim of participation.  To the extent permitted by applicable law and subject to the provisions of this Agreement, the Governors are hereby authorized to cause the Company to purchase Property from, sell Property to, or otherwise deal with, any Member (including any Member who is also a Governor), or any Affiliate of any Member; provided that any such purchase, sale or other transaction shall be made on terms and conditions which are no less favorable to the Company than if the sale, purchase or other transaction had been entered into with an independent third party in the same geographic location who provides comparable goods or services which could reasonably be made available to the Company.  For such transactions the Governors shall, as fiduciaries, determine such arrangements are in the best interest of the Company.  All such transactions shall be embodied in a written contract, the material terms of which shall be fully disclosed to the Members.  ~~Such a contract may only be modified by vote of a majority of the then outstanding Membership Interest.  Such a contract shall contain a clause allowing termination without penalty on sixty (60) days notice.~~  Governors shall not engage in reciprocal business arrangements which circumvent any restrictions contained in the Agreement against dealing with Affiliates.  In addition, Officers and Governors can only purchase the Company’s securities being sold to the public at a price equal to that paid by unaffiliated purchasers.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of a majority of the membership units represented at the 2011 Annual Meeting (whether in person or by proxy) and entitled to vote on the matter shall constitute the act of the Members.  If you abstain from voting or mark contradicting choices, your vote will have the effect of a vote AGAINST Proposal One.  However, each executed proxy card will be counted for purposes of determining whether a quorum is present at the meeting.  If you do not submit a proxy card or attend the meeting your membership units will not be counted towards a quorum and will not be counted as either for or against Proposal One.

THE BOARD RECOMMENDS THAT YOU VOTE TO APPROVE THE AMENDMENT TO SECTION 1.9 OF THE MEMBER CONTROL AGREEMENT.  FOR EACH PROPERLY EXECUTED PROXY WHERE THE MEMBER DOES NOT MARK ANY CHOICES, THE PROXIES WILL VOTE FOR THE APPROVAL OF THE AMENDMENT TO SECTION 1.9 OF THE MEMBER CONTROL AGREEMENT.

PROPOSAL TO BE VOTED UPON

PROPOSAL TWO

APPROVAL OF AMENDMENT TO SECTION 5.3 OF THE MEMBER CONTROL AGREEMENT

The proposed amendment to Section 5.3(a) of the Member Control Agreement will provide that plurality voting applies to governor elections which means that nominees receiving the greatest number of votes will be elected as governors.  Minnesota law provides that, unless otherwise provided in the member control agreement, plurality voting is to be used in governor elections.  As such, this amendment does not change how the Company has been voting in governor elections but simply clarifies in our Member Control Agreement that plurality voting applies.

Our Member Control Agreement currently provides that members may nominate an individual for election as governor upon written notice to the Company not less than 45 days nor more than 90 days prior to the annual meeting at which such elections are to be held.  Rule 14a-8(e)(2) of the Regulation 14A of the Securities and Exchange Act of 1934, as amended, imposes a deadline for member proposal submissions of 120 calendar days before the anniversary date of the release of the Company’s proxy statement to members in connection with the previous year’s annual meeting.  The Board of Governors has concluded that it is in the best interest of the Company to amend the Member Control Agreement to establish consistency in the requirements for receipt of member nominations for governor elections and for member proposals.  As such, the proposed amendment will provide that, beginning with the governor elections held at our annual meeting in 2012, members may nominate an individual for election as governor upon written notice to the Company given not less than 120 days before the anniversary date of the release of the Company’s proxy statement to Members in connection with the previous year’s annual meeting.

Our Member Control Agreement, currently provides that any amendment to Section 5.3 of the Member Control Agreement shall require the approval of a majority of the total outstanding membership units.  Section 5.3 of the Member Control Agreement governs the nomination, election and terms of governors.  The Board of Governors has concluded that it is in the best interests of the Company to amend the Member Control Agreement to establish consistency in the voting threshold for amendments to the Member Control Agreement.  The proposed amendment to Section 5.3(b) of the Member Control Agreement will allow any future amendment of Section 5.3 of the Member Control Agreement to be approved pursuant to the provisions of Section 8.1 of the Member Control Agreement.  Section 8.1 requires the affirmative vote of a majority of the membership units represented at a Member meeting at which a quorum of the Members is present to approve a proposed amendment to the Member Control Agreement.

Accordingly, it is proposed that the Company amend the Member Control Agreement to revise Section 5.3 as follows (underlined and/or crossed out language reflects the change):

5.3                                 Election of Governors.

(a)                                  Election of Governors and Terms.  The initial Governors shall be appointed by the initial Members and shall serve until the first annual meeting of the Members following the date on which substantial operations of the Facilities commence, and in all cases until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Governor.  In accordance with Section 5.2 of this Agreement, at the first annual meeting of the Members following the date on which substantial operations of the Facilities commence, the number of Governors shall automatically become fixed at Nine (9).  After the expiration of the initial terms of the Governors, at each annual meeting of the Members, Governors shall be elected by the Members for staggered terms of Three (3) years (except as hereafter provided with respect to the initial terms of Group I and Group II Governors) and until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Governor.  The initial Governors shall conduct a lottery to separately identify the Governor positions to be elected at the first annual meeting following the date on which substantial operations of the Facilities commence, and shall so classify each such Governor position as Group I, Group II or Group III, with such classification to serve as the basis for the staggering of terms among the elected Governors.  The term of Group I Governors shall expire first (initial term of 1 year with successors elected to 3 year terms thereafter), followed by those of Group II Governors (initial term of 2 years with successors elected to 3 year terms thereafter), and then Group III Governors (initial and subsequent terms of 3 years).  Governors shall be elected by a plurality vote of the Membership Voting Interests so that the nominees receiving the greatest number of votes relative to all other nominees are elected as Governors.

(b)                                 Nominations for Governors.  One or more nominees for Governor positions up for election shall be named by the then-current Governors or by a nominating committee established by the Governors.  Nominations for the election of Governors may also be made by any Member entitled to vote in the election of Governors.  For elections held prior to the election of Governors at the annual meeting of the Members held in 2012, any Member that intends to nominate a Person for election as a Governor may do so only if written notice of such Member’s intent to make such nomination is given, either by personal delivery or by United Stated mail, postage prepaid, to the Secretary of the Company not less than Forty-five (45) nor more than Ninety (90) days prior to the annual meeting of the Company at which such elections are to be held.  Beginning with the election of Governors by Members at the annual meeting of the Members held in 2012 and at any election held thereafter, any Member that intends to nominate a Person for election as a Governor may do so only if written notice of such Member’s intent to make such nomination is given, either by personal delivery or by United Stated mail, postage prepaid, to the Secretary of the Company not less than 120 calendar days before the anniversary date of the release of the Company’s proxy statement to Members in connection with the previous year’s annual meeting.  Notwithstanding the foregoing, in the event Rule 14a-8(e)(2) of Regulation 14A of the Securities and Exchange Act of 1934, as amended, relating to the submission of member proposals for inclusion in a company’s proxy statement is amended, the deadline for nominations for governor candidates under this section shall automatically adjust to remain the same as the timeframe provided in Rule 14a-8(e) for member proposals.  However, if the date of the current year’s annual meeting is changed by more than 30 days from the anniversary date of the previous year’s meeting, then the deadline is a reasonable time, as determined by the Board of Governors, before the Company begins to print and mail its proxy materials for the annual meeting of the Company.  Each such notice shall set forth:  (i) the name and address of record of the Member who intends to make the nomination; (ii) a representation that the Member is a holder of record of Units entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the Person specified in the notice; (iii) the name, age, address and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the Member and each nominee and any other Person(s) pursuant to which such nominations are to be made; (v) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (vi) the consent of each nominee to serve as a Governor of the Company if so elected.  The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Governor.  The presiding Officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if so determined, the defective nomination shall be disregarded.  ~~The amendment or repeal of this Section 5.3 or the adoption of any provision inconsistent therewith shall require the approval of a majority of the Membership Voting Interests.~~

Required Vote and Board Recommendation

An amendment to section 5.3 of the Member Control Agreement requires the approval of a majority of the total outstanding membership units.  There are 4,953 total membership voting units.  For the proposed amendment of the Member Control Agreement to be approved, at least 2,477 membership voting units must vote for approval of Proposal Two.  If you do not submit a proxy card or attend the meeting, if you abstain from voting, or if you mark contradicting choices your vote will have the effect of a vote AGAINST Proposal Two.

THE BOARD RECOMMENDS THAT YOU VOTE TO APPROVE THE AMENDMENT TO SECTION 5.3 OF THE MEMBER CONTROL AGREEMENT.  FOR EACH PROPERLY EXECUTED PROXY WHERE THE MEMBER DOES NOT MARK ANY CHOICES, THE PROXIES WILL VOTE FOR THE APPROVAL OF THE AMENDMENT TO SECTION 5.3 OF THE MEMBER CONTROL AGREEMENT.

PROPOSAL TO BE VOTED UPON

PROPOSAL THREE

APPROVAL OF AMENDMENT TO SECTION 6.14 OF THE MEMBER CONTROL AGREEMENT

Our Member Control Agreement currently provides that in order to transact business fifty percent (50%) of the total outstanding membership units must be present (in person, by proxy or by mail ballot) at a meeting of the Members.  The proposed amendment to the Member Control Agreement will lower the threshold requirement in order to aid the Company in having sufficient membership units represented at future Member meetings in order to conduct business.

Accordingly, it is proposed that the Company amend the Member Control Agreement to revise Section 6.14 as follows (underlined and/or crossed out language reflects the change):

The presence (in person or by proxy or mail ballot) of Members representing at least ~~fifty~~ thirty percent (~~50%~~) (30%) of the Membership Voting Interests is required for the transaction of business at a meeting of the Members.  Voting by proxy or by mail ballot shall be permitted on any matter if authorized by the Governors.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of a majority of the membership units represented at the 2011 Annual Meeting (whether in person or by proxy) and entitled to vote on the matter shall constitute an act of the Members.  If you abstain from voting or mark contradicting choices, your vote will have the effect of a vote AGAINST Proposal Three.  However, each executed proxy card will be counted for purposes of determining whether a quorum is present at the meeting.  If you do not submit a proxy card or attend the meeting your membership units will not be counted towards a quorum and will not be counted as either for or against Proposal Three.

THE BOARD RECOMMENDS THAT YOU VOTE TO APPROVE THE AMENDMENT TO SECTION 6.14 OF THE MEMBER CONTROL AGREEMENT.  FOR EACH PROPERLY EXECUTED PROXY WHERE THE MEMBER DOES NOT MARK ANY CHOICES, THE PROXIES WILL VOTE FOR THE APPROVAL OF THE AMENDMENT TO SECTION 6.14 OF THE MEMBER CONTROL AGREEMENT.

PROPOSAL TO BE VOTED UPON

PROPOSAL FOUR

ELECTION OF GOVERNORS

Nine elected governors comprise the Board.  The Board is currently divided into three classes.  Three governors are to be elected by the members at the 2011 Annual meeting and the terms of the remaining elected governors expire in either 2012 or 2013.  Below is a chart showing when each elected governor’s term expires.

2011	David Moldan
Rex Roehl
Timothy VanDerWal
2012	George Goblish
Warren Pankonin
Luke Spalj
2013	Scott Brittenham
Russell Derickson
Ron Jorgenson

The initial Board was comprised of fourteen (14) initial governors.  The initial term for those governors ended at the 2010 Annual Meeting.  Pursuant to section 5.3(a) of the Member Control Agreement, the Board of Governors was automatically fixed at nine (9) governors.  The elected governors were divided into three (3) classes which will serve staggered terms until 2011, 2012 or 2013.  As a result, in accordance with the Member Control Agreement, three (3) governors will serve one-year terms (“Group I”), three (3) governors will serve two-year terms (“Group II”) and three (3) governors will serve three-year terms (“Group III”).  Beginning at the 2011 Annual Meeting, the members will vote for one group of governors, each of which will serve three-year terms.

At the 2010 Annual Meeting, David Moldan, Rex Roehl and Timothy VanDerWal were elected to serve a one-year terms until the 2011 Annual Meeting.  At the 2010 Annual Meeting, George Goblish, Warren Pankonin and Luke Spalj were elected to serve two-year terms until the 2012 Annual Meeting.  At the 2010 Annual Meeting, Scott Brittenham, Russell Derickson and Ron Jorgenson were elected to serve three-year terms until the 2013 Annual Meeting.

The Board has recommended as nominees for election at the 2011 Annual Meeting David Moldan, Rex Roehl and Timothy VanDerWal.  Mr. Moldan and Mr. VanDerWal have served on the Board since the Company’s inception and Mr. Roehl was selected to serve on the Board by the governors in August 2009.  Each of the nominees was recommended by members of the Company to the nomination committee.  The nomination committee nominated each of the governor nominees.

The following table contains certain information with respect to the nominees for election to the Board of Governors at the 2011 Annual Meeting:

Name and Principal Occupation	Age	Year First Became a Governor (if applicable)	Term Expires
David Moldan, Farmer	50	Inception	2011
Rex Roehl, Business Analyst and Project Manager	60	2009	2011
Tim VanDerWal, Loan Officer	44	Inception	2011

Biographical Information for Nominees

David Moldan, Chairman, Incumbent Governor and Nominee — Age 50, 25368 County Highway 4, Lamberton Minnesota 56152.

Mr. Moldan has served on the Board since the Company’s inception.  Mr. Moldan’s term expires in 2011.  Mr. Moldan serves on the Executive Committee and as Chairman of the Board.  For the past five years, Mr. Moldan has been the President and Treasurer of Moldan & Sons, Inc., a farming operation of Lamberton, Minnesota.  Mr. Moldan attended the University of Minnesota of Waseca, Minnesota where he received his Associate’s Degree in Applied Science and Diversified Ag Production.

Rex Roehl, Incumbent Governor and Nominee — Age 60, 600 North Buffalo Grove Road, Suite 300, Buffalo Grove, Illinois 60089.

Mr. Roehl has served on the Board of Governors since August 2009.  Mr. Roehl’s term expires in 2011.  Mr. Roehl serves on the Marketing and Risk Management Committee.  Mr. Roehl has more than 35 years of experience in the energy industry.  Mr. Roehl has been employed by Indeck Energy since 2005 and is responsible for analyzing business opportunities and managing projects for Indeck Energy.  Prior to joining Indeck Energy in 2005, Mr. Roehl was employed with Edison Mission Energy and with Commonwealth Edison.

Timothy VanDerWal, Vice Chairman, Incumbent Governor and Nominee — Age 44, 13347 U.S. Highway 71, Sanborn, Minnesota 56083.

Mr. VanDerWal has served on the Board since the Company’s inception.  Mr. VanDerWal’s term expires in 2011.  Mr. VanDerWal serves on the Fixed Assets Committee, the Marketing and Risk Management Committee, the Executive Committee and as Vice Chairman of the Board.  For the past five years, Mr. VanDerWal has been an Ag Loan Officer at the Wanda State Bank, Wanda, Minnesota.  He had worked as a Beef Enterprise Consultant for the Land O Lakes Feed Division of Arden Hills, Minnesota prior to joining the bank.  Effective October 16, 2008, the Board of Governors appointed Mr. VanDerWal to serve as principal financial officer.  Mr. VanDerWal served as our principal financial officer until February 2009.

Required Vote and Board Recommendation

If you are entitled to vote and you do not submit a proxy card or attend the meeting or if you abstain from voting, your vote will not be counted either for or against any nominee because the governors will be elected by a plurality vote, meaning that those nominees receiving the greatest number of votes relative to the other nominees will be elected.  Votes withheld or abstained for all governor nominees will be treated as present at the meeting for purposes of determining a quorum.

THE BOARD HAS DETERMINED THAT EACH NOMINEE IS QUALIFIED TO SERVE AS A GOVERNOR.  YOU MAY VOTE FOR ONLY THREE NOMINEES.  FOR EACH PROPERLY EXECUTED PROXY WHERE THE MEMBER DOES NOT MARK ANY CHOICES FOR GOVERNOR, THE PROXIES WILL VOTE FOR THE INCUMBENT GOVERNORS DAVID MOLDAN, REX ROEHL AND TIMOTHY VANDERWAL.

Biographical Information for Non-nominee Governors

Scott Brittenham, Governor — Age 52, 5151 East Broadway Boulevard, Suite 510, Tucson, Arizona 85711.

For the past five years, Scott Brittenham has been President and CEO of Ethanol Capital Management, LLC. Mr. Brittenham’s duties of President and CEO include actively managing the employees who prepare, audit or evaluate financial statements.  His experience in the financial services industry has provided him with the experience and knowledge to evaluate financial statements.  Mr. Brittenham has over 28 years of experience in the investment business with experience as a managing director of leading Wall Street investment banks including Salomon Brothers, Credit Suisse, Prudential Securities, and Bear Stearns & Co.  Mr. Brittenham serves on the Board of Directors for Advanced BioEnergy, LLC.

On September 16, 2005, Mr. Brittenham, as President of Fidelity Mortgage Corporation, entered into a consent order with the State of Washington Department of Financial Institutions Consumer Services Division prohibiting Mr. Brittenham from participating in the conduct of the affairs of any mortgage broker licensed by the State of Washington Department of Financial Institutions or any mortgage broker exempt from such licensing requirements for a period of ten years.

Prior to being appointed to the Board of Governors on August 24, 2009, Mr. Brittenham served on the Company’s advisory board.  Mr. Brittenham has served as a member of the Board of Governors since August 2009.  Mr. Brittenham’s term expires in 2013.

Russell Derickson, Governor — Age 46, 37720 210th Street, Lamberton, Minnesota 56152.

For the past five years, Russell Derickson has owned and managed his own farming operation, which produced corn and soybeans.  He has also been an Agricultural Advisor and Warehouse Examiner for the Minnesota Department of Agriculture of St. Paul, Minnesota.  Mr. Derickson attended South Dakota State University where he received a M.Ed in Ag Education and B.S. in Agricultural Education and Mechanized Agriculture.  Mr. Derickson has served as a member of the Board of Governors since May 2006.  Mr. Derickson’s term expires in 2013.

George Goblish, Governor  — Age 41, 32866 Dayton Avenue, Vesta, Minnesota 56292.

For the past five years, George Goblish has been farming near Vesta, Minnesota where he currently raises corn and soybeans.  He is also an Asgro/Dekalb/Monsanto seed dealer.  Mr. Goblish attended Willmar Technical College where he received his Associate’s Degree in Agricultural Production and Management.  Mr. Goblish has served as a member of the Board of Governors since May 2006.  Mr. Goblish’s term expires in 2012.

Ronald Jorgenson, Governor — Age 50, 33689 County Road 4, Jeffers, Minnesota 56145.

For the past five years, Ronald Jorgenson has owned and operated his own farming operations.  In addition, Mr. Jorgenson attended the University of Minnesota of St. Paul, Minnesota.  Mr. Jorgenson has served as a member of our Board of Governors since May 2006.  Mr. Jorgenson’s term expires in 2013.

Warren Pankonin, Secretary and Governor — Age 72, 40840 200th Street, Lamberton, Minnesota 56152.

For the past five years, Warren Pankonin has owned and managed Double Diamond Ranch, Inc., and Minnesota Supreme Feeders, Inc., where he buys and sells cattle.  He also crop farms with his son, Mark.  Effective November 6, 2008, the Board of Governors appointed Mr. Pankonin to replace Mr. Moldan as Secretary of the Board of Governors.  Mr. Pankonin has served as a member of the Board of Governors since May 2006.  Mr. Pankonin’s term expires in 2012.

Luke Spalj, Treasurer and Governor — Age 46, P.O. Box 517, Deerwood, Minnesota 56244.

For the past five years, Luke Spalj has owned and operated Rice Lake Construction Group of Deerwood, Minnesota, which is a heavy industrial contractor specializing in water and wastewater treatment plants.  Mr. Spalj has also been owner and director of Deerwood Bank Corp of Deerwood, Minnesota since 1997.  Additionally, Mr. Spalj served as President of the Telecommunications and Cable TV Division of Quanta Services from January 2002 through 2004.  Mr. Spalj has served as a member of the Board of Governors since August 2009.  Mr. Spalj’s term expires in 2012.

Biographical Information Regarding Officers and Key Employees

Brian Kletscher, Chief Executive Officer — Age 49¸ 26161 140th Street, Lamberton, Minnesota 56152.

Brian Kletscher was hired to serve as Chief Executive Officer on November 6, 2008.  Prior to November 6, 2008, Mr. Kletscher had served as Chairman of the Board of Governors.  Brian Kletscher served as County Commissioner of Redwood County, Minnesota until January 2, 2009.  Mr. Kletscher’s duties included but were not limited to, budgets, financial operations, approving capital purchases, personnel committee and building projects.  Mr. Kletscher owned and operated Kletscher Farms until December 2008.

Mark Peterson, Chief Financial Officer — Age 47, 712 W. Victory Lane, Sioux Falls, South Dakota 57108.

Mark Peterson was hired to serve as chief financial officer on February 19, 2009.  Prior to his employment with the Company, Mr. Peterson served as a Project Manager for Milo Belle Consultants, LLC for three years.  Prior to that Mr. Peterson had served as an Insurance Agent with Farmers Insurance Group for two years.  In addition, Mr. Peterson served as Controller of Accounting for Myrl & Roy’s Paving, Inc. for two years and as the Accounting Manager for L.G. Everist, Inc. for five years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by footnote, a person named in the table below has sole voting and sole investment power for all units beneficially owned by that person.

As of February 1, 2011, the following beneficial owners owned or held 5% or more of our outstanding units:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Membership Unit	Indeck Renewable Energy(1) 600 North Buffalo Grove Road Suite 300 Buffalo Grove, IL 60089	400 Units	8.10%
Membership Unit	Highwater Investment Partner, LLC(2) Rockefeller Center 7th Floor, 1230 Avenue of the Americans New York, NY 10020	250 Units	5.04%

(1)         Rex Roehl beneficially owns 400 units owned by Indeck Renewable Energy, LLC of which Mr. Roehl is the Manager of Business Development.  Mr. Roehl was elected at the 2010 Annual Meeting to serve on the Company’s Board of Governors.

(2)         Scott Brittenham beneficially owns 250 units owned by Highwater Investment Partner, LLC of which Mr. Brittenham is a managing member.  Mr. Brittenham was elected at the 2010 Annual Meeting to serve on the Company’s Board of Governors.

Security Ownership of Management

As of February 1, 2011, members of our Board of Governors and executive officers own membership units as follows:

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Membership Units	Scott Brittenham, Governor(2)	250 Units	5.04%
Membership Units	Russell Derickson, Governor	11 Units	*
Membership Units	George Goblish,(3) Governor	50 Units	1.01%
Membership Units	Ronald Jorgenson, Governor	12 Units	*
Membership Units	Brian Kletscher, CEO	8 Units	*
Membership Units	David Moldan, Chairman and Governor	9 Units	*
Membership Units	Warren Pankonin,(4) Secretary and Governor	165 Units	3.33%
Membership Units	Mark Peterson, CFO	0 Units	*
Membership Units	Rex Roehl, Governor (5)	400 Units	8.10%
Membership Units	Luke Spalj, Treasurer and Governor	136.5 Units	2.75%
Membership Units	Timothy VanDerWal, Vice President and Governor	3 Units	*
TOTAL:		1,044.5 Units	21.09%

(*) Indicates that the membership units owned represent less than 1% of the outstanding units.

(1)         The address of the beneficial owner is deemed to be the address of the Company.

(2)         Scott Brittenham beneficially owns 250 units owned by Highwater Investment Partner, LLC of which Mr. Brittenham is a managing member.

(3)         George Goblish shares investment and voting power with respect to 26 units with his wife.

(4)         Warren Pankonin shares investment and voting power with respect to 150 units with his wife.

(5)         Rex Roehl beneficially owns 400 units owned by Indeck Energy, LLC of which Mr. Roehl is the Manager of Business Development.

BOARD OF GOVERNORS’ MEETINGS AND COMMITTEES

The Board generally meets once per month.  The Board held twelve regularly scheduled meetings and one special meeting during the fiscal year ended October 31, 2010.  Each governor attended at least 75% of the meetings of the board of governors during the fiscal year ended October 31, 2010.

The Board of Governors does not have a formalized process for holders of membership units to send communications to the Board of Governors. The Board of Governors feels this is reasonable given the accessibility of our governors.  Members desiring to communicate with the Board of Governors are free to do so by contacting a governor.  The names of our governors and their addresses are listed on the Company’s website at www.highwaterethanol.com/board.htm or are available by calling the Company’s office at (507) 752-6160.

The Board of Governors does not have a policy with regard to governors’ attendance at annual meetings. Last year, all eleven governors serving at the time of the annual meeting attended the Company’s annual meeting.  Due to this high attendance record, it is the view of the board of governors that such a policy is unnecessary.

Governor Independence

All of our governors are independent, as defined by NASDAQ Rule IM-5605(a)(2), with the exception of Luke Spalj.  Mr. Spalj is not considered independent due his ownership of Rice Lake Construction who constructed improvements to our water treatment facility.  In evaluating the independence of our governors, we considered the following factors: (i) the business relationships of our governors; (ii) positions our governors hold with other companies; (iii) family relationships between our governors and other individuals involved with the Company; (iv) transactions between our governors and the Company; and (v) compensation arrangements between our governors and the Company.

Board Leadership Structure and Role In Risk Oversight

The Company is managed by a Chief Executive Officer that is separate from the Chairman of the Board.  The Board has determined that its leadership structure is effective to create checks and balances between the executive officers of the Company and the Board.  The Board is actively involved in overseeing all material risks that face the Company, including risks related to changes in commodity prices.  The Board administers its oversight functions by reviewing the operations of the Company, by overseeing the executive officers’ management of the Company, and through its risk management committee.

Code of Ethics

The Board of Governors has adopted a Code of Ethics that sets forth standards regarding matters such as honest and ethical conduct, compliance with the law, and full, fair, accurate, and timely disclosure in reports and documents that we file with the SEC and in other public communications.  The Code of Ethics applies to all of our employees, officers, and governors, including our Chief Executive Officer and Chief Financial Officer.  The Code of Ethics is available free of charge on written request to Highwater Ethanol, LLC, 24500 US Highway 14, Lamberton, Minnesota 56152.

Audit Committee

The Company has a standing audit committee.  The purpose of the audit committee is to monitor the integrity of the Company’s financial reporting process and systems of internal controls.  The audit committee appoints and monitors the independence and qualifications of the Company’s independent auditors, monitors the performance of the Company’s internal audit function, provides an avenue of communication among the independent auditors, management, and the Company’s Board of Governors, and prepares an audit committee report to be included in the Company’s annual proxy statement.

The audit committee of the Board of Governors operates under a charter adopted by the board of governors in June 2008.  A copy of the audit committee charter is not available on the Company’s website but was attached as an exhibit to our 2010 proxy statement.

Under the charter, the audit committee must have at least three members.  The board of governors appointed Russell Derickson, Scott Brittenham and Ron Jorgenson to the audit committee in March 2010.  The audit committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, all of our audit committee members are independent within the definition of independence provided by NASDAQ rules IM-5605(a)(2) and IM-5605(c)(2).  A governor would not be independent if they, or a family member, had been employed by the Company at any time during the last three years (unless such employment by a governor as an Executive Officer was on an interim basis, provided the interim employment did not last longer than one year), accepted any compensation from the Company in excess of $120,000 during the last three years, or was a partner in, or a controlling shareholder or an executive officer of any organization which had extensive business dealings with the Company.  Additionally, governors serving on the audit committee must not have participated in the preparation of the financial statements of the Company at any time during the last three years.

The Board of Directors has determined that Mr. Brittenham will serve as the audit committee’s financial expert as defined in Item 407 of Regulation S-K.  Mr. Brittenham’s qualifications to serve as the audit committee’s financial expert are detailed in the section above entitled  “Biographical Information for Non-nominee Governors.” The audit committee held five meetings during the fiscal year ended October 31, 2010.  All of our audit committee members attended at least 75% of the audit committee meetings during the fiscal year ended October 31, 2010, except for Scott Brittenham.

Audit Committee Report

The following report of the audit committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

The audit committee reviews the Company’s financial reporting process on behalf of the Board of Governors. Management has the primary responsibility for the financial statements and the reporting process.  The Company’s independent accountant is responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.  The Board reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended October 31, 2010.

The audit committee has reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended October 31, 2010.  The audit committee has discussed with Boulay, Heutmaker, Zibell & Co., its independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The committee has received and reviewed the written disclosures and the letter to management from Boulay, Heutmaker, Zibell & Co., as required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountants’ independence.

The committee has considered whether the provision of services by Boulay, Heutmaker, Zibell & Co., not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms 10-Q, are compatible with maintaining Boulay, Heutmaker, Zibell & Co.’s independence.

Based on the reviews and discussions referred to above, the Board of Governors determined that the audited financial statements referred to above be included in the Company’s annual report on Form 10-K for the fiscal year ended October 31, 2010.

Audit Committee
Scott Brittenham
Russell Derickson
Ron Jorgenson

Independent Registered Public Accounting Firm

The audit committee anticipates selecting Boulay, Heutmaker, Zibell & Co. as the independent registered public accountants for the fiscal year November 1, 2010 to October 31, 2011.  A representative of Boulay, Heutmaker, Zibell & Co. is expected to be present at the 2011 Annual Meeting to respond to appropriate questions from the members and will have an opportunity to make a statement if they desire.

Audit Fees

The fees charged by Boulay, Heutmaker, Zibell & Co. during the last two fiscal years are as follows:

Category	Fiscal Year	Fees
Audit Fees(1)	2010	$123,127
	2009	$145,532
Audit-Related Fees	2010	$0
	2009	$0
Tax Fees	2010	$10,839
	2009	$9,490
All Other Fees(2)	2010	$7,410
	2009	$0

(1)         The audit fees were incurred for the audit of the Company’s annual financial statements included within Form 10-K and review of the financial statements included in the Company’s quarterly reports on Form 10-Q.  The Company’s principal independent registered public accountants also consulted with the Company in amending the Company’s quarterly filings including Form 10-Q in fiscal  2009 as a result of an unrecorded interest rate swap and reissued their related audit and review reports in connection with those amendments.  Also included are fees related to services in connection with  consultations debt compliance and SEC comment letter for the fiscal years ended October 31, 2010 and 2009.

(2)         These fees consist of general financial consulting services provided by Boulay, Heutmaker, Zibell & Co.

Prior to engagement of the principal independent registered public accountants to perform audit services for the Company, the principal accountant was pre-approved by our audit committee pursuant to the Company’s policy requiring such approval.

One hundred percent (100%) of all audit services, audit-related services and tax-related services were pre-approved by our audit committee.

Nominating Committee

The nominating committee of the Board of Governors operates under a charter adopted by the Board of Governors in November 2009, which was included as an exhibit to our 2010 Proxy Statement.  Under the charter, the nominating committee must have at least three members.  The Board of Governors appointed Ron Jorgenson, George Goblish and John Buckley Jr. (who is not a governor) to the nominating committee.  The nominating committee held two (2) meetings during the Fiscal Year ended October 31, 2010.  All of our nominating committee members attended at least 75% of the nominating committee meetings.

Based upon the size of the Company and the Board of Governor’s familiarity with the Company since inception, the Board of Governors has also determined that each of the governors is qualified to suggest nominees for consideration to the nominating committee.  Pursuant to our Member Control Agreement, this is the first year since the Company’s inception that governors are to be elected.  The major responsibilities of a nominating committee are to:

•                  Develop a nomination process for candidates to the Board of Governors;

•                  Establish criteria and qualifications for membership to the Board of Governors;

•                  Identify and evaluate potential governor nominees;

•                  Fill vacancies on the Board of Governors;

•                  Recommend nominees to the Board of Governors for election or re-election.

The following list represents the types of criteria the nominating committee takes into account when identifying and evaluating potential nominees:

•                  Agricultural, business and financial background;

•                  Accounting experience;

•                  Community or civic involvement;

•                  Independence from the Company (i.e. free from any family, material business or professional relationship with the Company);

•                  Lack of potential conflicts of interest with the Company;

•                  Examples or references that demonstrate a candidate’s integrity, good judgment, commitment and willingness to consider matters with objectivity and impartiality; and

•                  Specific needs of the existing board relative to any particular candidate so that the overall board composition reflects a mix of talents, experience, expertise and perspectives appropriate to the Company’s circumstances.

The nominating committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities.  However, each member of the nominating committee is independent under the NASDAQ definition of independence.

A member may nominate a candidate for governor by following the procedures explained in Section 5.3(b) of the Member Control Agreement.   Section 5.3(b) of the Member Control Agreement currently requires that written notice of a member’s intent to nominate an individual for governor must be given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than 45 calendar days nor more than 90 calendar days prior to the annual meeting of the Company at which such elections are to be held.  However, as part of this proxy statement the Board of Governors is recommending an amendment to Section 5.3(b) of the Member Control Agreement which if passed would modify the deadlines for the 2012 Annual Meeting.  The effect of the recommended modification is discussed in Proposal 2 above.

The notice to the Secretary shall set forth: (a) the name and address of record of the member who intends to make the nomination; (b) a representation that the member is a holder of record of units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (d) a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the member; (e) such other information regarding each nominee proposed by such member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission and (f) the consent of each nominee to serve as a governor of the Company if so elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a governor of the Company. The presiding officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Members who wish to include a governor candidate in the Company’s proxy materials and proxy card for the 2012 Annual Meeting pursuant to Rule 14a-11 under the Securities and Exchange Act of 1934, as amended, must file the required notice on Schedule 14N no earlier than 150 days prior to the one year anniversary date of the release of the Company’s proxy materials to the Members for the 2011 Annual Meeting and no later than 120 days prior to the one year anniversary date of the release of the Company’s proxy materials to the Members for the 2011 Annual Meeting.

The Company solicited nominations for individuals to stand for election at the 2011 Annual Meeting and posted a notice regarding member nominations for governors in the Company’s November 2010 and December 2010 newsletters which were distributed to the members and posted on the Company’s website.  The Company, through the nominating committee, received no nominations from the members for nominees to stand for election to the Company’s Board of Governors at the 2011 Annual Meeting.

Compensation Committee

David Moldan, Timothy VanDerWal, Luke Spalj and Warren Pankonin sit on our executive committee.  Our executive committee comprises our compensation committee.  The executive committee is exempt from independence listing standards because our securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities.  All members of the executive committee are independent, as defined by NASDAQ Rule IM-5602(a)(2), with the exception of Luke Spalj.  Mr. Spalj is not considered independent due to his ownership of Rice Lake Construction who constructed improvements to our water treatment facility.  The executive committee does not operate under a charter.

For additional information on the responsibilities and activities of the executive committee, including the process for determining executive compensation; see the section of this proxy statement entitled “Compensation Discussion and Analysis.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No family relationships currently exist between any of the governors, officers, or key employees of the Company.

We have engaged in a transaction with a related party.  The details of this transaction is discussed below.

Construction Services

In 2009, the Company entered into an agreement with Rice Lake Construction for improvements to the our water treatment facility.  Luke Spalj, one of our governors is an owner of Rice Lake Construction.  As of October 31, 2010, the Company has incurred approximately $356,000 for these services.

The Company’s Board of Governors reviews all transactions with related parties, as that term is defined by Item 404 of SEC Regulation S-K, or any transaction in which related persons have an indirect interest.  The Company’s Member Control Agreement includes a written policy that requires that any such related transaction be made on terms and conditions which are no less favorable to the Company than if the transaction had been made with an independent third party.  Further, our Member Control Agreement requires our governors to disclose any potential financial interest in any transaction being considered by the board of governors.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The executive committee of the Board has responsibility for establishing, implementing and regularly monitoring adherence to the Company’s compensation philosophy and objectives.  The executive committee ensures that the total compensation paid to the executive officers is fair, reasonable and competitive.  Generally, the types of compensation and benefits provided to the Chief Executive Officer are similar in form to the compensation and benefits provided to our other executive officers.

The executive committee:

(1)         establishes and administers a compensation policy for senior management;

(2)         reviews and approves the compensation policy for all or our employees other than senior management;

(3)         reviews and monitors our financial performance as it affects our compensation policies or the administration of those policies; and

(4)         reviews and monitors our succession plans.

All of the committee’s actions are reported to the Board and, where appropriate, submitted to the Board for ratification.  In determining the Chief Executive Officer’s compensation, the committee considers evaluations prepared by the directors.  From time to time, the executive committee may delegate to the Chief Executive Officer the authority to implement certain decisions of the committee, to set compensation for lower executive officers, including the Company’s Chief Financial Officer and Commodity Manager, or to fulfill administrative duties.

Compensation Philosophy and Objectives

The general philosophy of the Company is to provide competitive levels of compensation that are influenced by our performance, that reward individual achievements, and that enable us to retain qualified executives.  Compensation consists primarily of annual compensation, which includes base salary intended to provide a stable annual salary at a level consistent with individual contributions.

Compensation Committee Procedures

The executive committee of the Board is responsible for determining the nature and amount of compensation for the Company’s executive officers.  In our 2010 fiscal year, the executive committee consisted of four non-employee directors: David Moldan, Timothy VanDerWal, Warren Pankonin and Luke Spalj.

The executive committee receives input from the Chief Executive Officer on the personal performance achievements of the executives and management employees who report to him.  This individual performance assessment determines a portion of the annual compensation for each executive.  In addition, the Chief Executive Officer provides input on salary increases, incentive compensation opportunities, and long-term incentive grants for the executives and management employees who report to him, which the committee considers when making executive compensation decisions.

The executive committee does its own performance review of the Chief Executive Officer, and discusses the performance review with the Board.  The executive committee annually evaluates the performance of our Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans, and determines and approves, or recommends to the Board for its approval, the Chief Executive Officer’s compensation level based on this evaluation.  The Chief Executive Officer is not present at either executive committee or board level deliberations concerning his compensation.

From time to time, the executive committee may delegate to the Chief Executive Officer the authority to implement certain decisions of the committee, to set compensation for lower executive officers, including the Company’s Chief Financial Officer or to fulfill administrative duties.

Compensation Components

Base Salary

Base salaries for our executive officers are established based on the scope of their roles, responsibilities, experience levels and performance, and taking into account competitive market compensation paid by comparable companies for similar positions.  Base salaries are reviewed approximately annually, and may be adjusted from time to time to realign salaries with market levels after taking into account individual performance and experience.

Bonus

In addition to the base salaries, the Board approved a bonus payable to our Chief Executive Officer and certain key employees.  For our 2010 fiscal year, the bonus was paid to our Chief Executive Officer, Brian Kletscher.  The bonus structure will take into account profitability, safety, production and cooperation, however, for the Fiscal Year ended October 31, 2010, the Board analyzed the project in 2008 and 2009 and the key individuals who brought the project to completion.  For our 2010 fiscal year, a bonus of $4,000 was paid to our Chief Executive Officer.

Benefits and Perquisites

We do not provide any material executive perquisites.  We have no supplemental retirement plans or pension plans and we have no intentions of implementing any such plans in our 2011 fiscal year.

No Pension Benefit Plan, Change of Control or Severance Agreements

We offer no pension benefit plans to our executive officers.  Brian Kletscher, our Chief Executive Officer does not have  a change of control or severance agreement, which means the Board retains discretion over severance arrangements if it decides to terminate his employment.  Mark Peterson, our Chief Financial Officer does have a severance arrangement whereby he would receive a severance package of one month’s salary.

Accounting and Tax Treatment of Awards

None of our executive officers, directors, or employees receives compensation in excess of $1,000,000 and therefore the entire amount of their compensation is deductible by the Company as a business expense. Certain large executive compensation awards are not tax deductible by companies making such awards. None of our compensation arrangements are likely to reach this cap in the foreseeable future.

Summary Compensation Table

The following table sets forth all compensation paid or payable by the Company during the last two fiscal years to our Chief Executive Officer and Chief Financial Officer.  We did not have any compensatory security option plan or other plan for long term compensation for our Executive Officers and governors in place as of October 31, 2010.  Further, as of October 31, 2010, none of our governors or officers had any options, warrants, or other similar rights to purchase securities of the Company.  The Company does not have written employment agreements with either of the individuals named in the table below.

Compensation of Named Executive Officers

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation Earnings	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Brian Kletscher, Chief Executive Officer(1)	Fiscal Year 2010	$103,470	$4,000	$0	$0	$0	$0	$9,299	$116,769
	Fiscal Year 2009	$101,000	$0	$0	$0	$0	$0	$0	$101,000
Mark Peterson, Chief Financial Officer(2)	Fiscal Year 2010	$102,446	$0	$0	$0	$0	$0	$8,977	$111,423
	Fiscal Year 2009	$100,000	$0	$0	$0	$0	$0	$2,075	$102,075

(1)         Brian Kletscher was hired as the Company’s Chief Executive Officer in November 2008.  Prior to his employment with the Company, Mr. Kletscher served as president and chairman of the Board of Governors.  The Board issued a bonus to Mr. Kletscher for his work in bringing the ethanol plant project to completion.  He also receives an allowance for his non-participation in the Company insurance plan as well as a partial payout of accumulated vacation.

(2)         Mark Peterson was hired as the Company’s Chief Financial Officer in February 2009. Mark Peterson received travel expenses for the first two months of his employment with the Company.  He also receives an allowance for his non-participation in the Company insurance plan as well as a partial payout of accumulated vacation.

GOVERNOR COMPENSATION

We do not have a separate governors’ compensation committee.  The Board of Governors has direct responsibility with respect to the compensation of the Company’s Board of Governors.  At the Board of Governors meeting on August 6, 2009, the Board of Governors approved the following compensation structure: for regular board meetings the governors in attendance will be compensated $350 per meeting; for committee meetings, governors will be compensated $200 per meeting and the governors must be in attendance to receive compensation.  Mileage will be paid when attending board meetings, committee meetings or representing the Company at the Company’s request.  David Moldan is currently serving as our board chairman and receives compensation in the amount of $1,250 per month for his services as chairman of our Board of Governors.  The vice chairman (Timothy VanDerWal), treasurer (Luke Spalj) and secretary (Warren Pankonin) each receive compensation in the amount of $500 per month in addition to the compensation for attending regular board meetings and committee meetings.  The additional compensation is paid if each is present for the monthly executive board meeting.

The table below shows the compensation paid to each of our governors for the fiscal year ended October 31, 2010.

GOVERNOR COMPENSATION

		Annual Compensation
Name	Fiscal Year	Fees Earned or Paid in Cash(1)	All Other Compensation		Total Compensation
Scott Brittenham	2010	$3,050.00	$132.00		$3,182.00
Russell Derickson	2010	$7,005.70	$302.20	(3)	$7,307.90
George Goblish	2010	$6,250.00	$531.00	(4)	$6,781.00
Ron Jorgenson	2010	$6,600.00	$568.20	(2)	$7,168.20
David Moldan	2010	$21,050.00	$338.60	(5)	$21,388.60
Warren Pankonin	2010	$11,150.00	$224.25	(6)	$11,374.25
Rex Roehl	2010	$3,100.00	$375.00		$3,475.00
Luke Spalj	2010	$7,550.00	$2,830.30		$10,380.30
Tim VanDerWal	2010	$12,000.00	$105.75	(2)	$12,105.75

(1)         Includes reimbursement for regular board meetings as well as committee meetings.

(2)         Reimbursement for mileage incurred in connection with services rendered to the Board of Governors.

(3)         Includes reimbursement for mileage incurred in connection with services rendered to the Board of Governors and for services rendered to the Company.

(4)         Includes reimbursement for mileage incurred in connection with services rendered to the Board of Governors and for equipment rental expenses.

(5)         Includes reimbursement for mileage incurred in connection with services rendered to the Board of Governors, for services rendered to the Company and for products sold to the Company.

(6)         Includes reimbursement for mileage and other reasonable travel fees incurred in connection with services rendered to the Board of Governors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and governors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, governors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from our officers and governors, all Section 16(a) filing requirements were complied with during the fiscal year ended October 31, 2010.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company’s annual report to the Securities and Exchange Commission on Form 10-K, including the financial statements and the notes thereto, for the fiscal year ended October 31, 2010, accompanies the mailing of this proxy statement.

The Company will provide each member solicited a copy of the Form 10-K without charge.  The written request for the Form 10-K should be directed to David Moldan, Chairman of Highwater Ethanol, LLC at 24500 U.S. Highway 14, Lamberton, Minnesota 56152.  The Form 10-K is also available from the SEC at 6432 General Green Way, Mail Stop 0-5, Alexandria, VA 22312-2413, by email at foiapa@sec.gov or fax at (703) 914-2413 or available from the SEC’s internet site (www.sec.gov).

The Securities and Exchange Commission has approved a rule governing the delivery of annual disclosure documents.  The rule allows the Company to send a single set of our annual report and proxy statement to any household at which two or more members reside, unless the Company has received contrary instructions from one or more member(s).  This practice, known as “householding”, is designed to eliminate duplicate mailings, conserve natural resources and reduce printing and mailing costs.  Each member will continue to receive a separate proxy card.  If you wish to receive a separate annual report or proxy statement than that sent to your household either this year or in the future, you may contact the Company by telephone at (507) 752-6160 or by written request at Highwater Ethanol, LLC at 24500 US Highway 14, Lamberton, MN 56152.  If members of your household receive multiple copies of our annual report and proxy statement, you may request householding by contacting the Company by telephone at (507) 752-6160 or by written request at Highwater Ethanol, LLC at 24500 US Highway 14, Lamberton, MN 56152.

HIGHWATER ETHANOL, LLC

2011 Annual Meeting — Friday, March 4, 2011

For Unit Holders as of February 1, 2011

Proxy Solicited on Behalf of the Board of Governors

Vote by Mail or Facsimile:

1) Read the Proxy Statement

2) Check the appropriate boxes on the proxy card below

3) Sign and date the proxy card

4) Return the proxy card by mail to P.O. Box 96, 24500 US Highway 14, Lamberton, MN 56152 or via fax to (507) 752-6162.

To be certain that your membership units will be represented at the 2011 Annual Meeting, please return your proxy card by 5:00 p.m. on Wednesday, March 2, 2011.  However, proxy cards may still be accepted by the Company at any time prior to the polls officially closing.

PLEASE INDICATE YOUR SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE BOX WITH BLUE OR BLACK INK

PROPOSAL ONE: APPROVAL OF THE AMENDMENT TO SECTION 1.9 OF THE COMPANY’S MEMBER CONTROL AGREEMENT AS DESCRIBED IN THE COMPANY’S PROXY STATEMENT STARTING ON PAGE 7:

For	Against	Abstain
☐	☐	☐

PROPOSAL TWO: APPROVAL OF THE AMENDMENT TO SECTION 5.3 OF THE COMPANY’S MEMBER CONTROL AGREEMENT AS DESCRIBED IN THE COMPANY’S PROXY STATEMENT STARTING ON PAGE 8:

For	Against	Abstain
☐	☐	☐

PROPOSAL THREE: APPROVAL OF THE AMENDMENT TO SECTION 6.14 OF THE COMPANY’S MEMBER CONTROL AGREEMENT AS DESCRIBED IN THE COMPANY’S PROXY STATEMENT STARTING ON PAGE 10:

For	Against	Abstain
☐	☐	☐

PROPOSAL FOUR: ELECTION OF THREE GOVERNORS

**You may vote for three (3) nominees**

	For	Abstain/Withhold
Tim VanDerWal, Incumbent	☐	☐
Rex Roehl, Incumbent	☐	☐
David Moldan, Incumbent	☐	☐

By signing this proxy card, you appoint Luke Spalj and Warren Pankonin, jointly and severally, each with full power of substitution, as proxies to represent you at the 2011 Annual Meeting of the Members to be held on Friday, March 4, 2011, at the American Legion, 106 1st Avenue West, Lamberton, MN 56152, and at any adjournment thereof, on any matters coming before the meeting.  Registration for the meeting will begin at 8:30 a.m.  The 2011 Annual Meeting will commence at approximately 9:30 a.m.  Please specify your choice by marking the appropriate box above.  The proxies cannot vote your units unless you sign and return this card.  To be certain that your membership units will be represented at the 2011 Annual Meeting, please return your proxy card by 5:00 p.m. on Wednesday, March 2, 2011.  However, proxy cards may still be accepted by the Company at any time prior to the polls officially closing.

This proxy, when properly executed, will be voted in the manner directed herein and authorizes the proxies to take action in their discretion upon other matters that may properly come before the 2011 Annual Meeting.  If you do not mark any boxes, your units will be voted for the amendments to the Member Control Agreement, for the incumbents David Moldan, Tim VanDerWal and Rex Roehl.  If you chose less than three (3) nominees, then the proxies will vote your units only for the nominees you chose.  If you mark contradicting choices on the proxy card, such as both for and against a proposal or for and withhold for a candidate, your votes will not be counted with respect to the governor nominee or the proposal for which you marked contradicting choices.  However, each fully executed proxy card will be counted for purposes of determining whether a quorum is present at the 2011 Annual Meeting.

Signature:	Joint Owner Signature:
Print Name:	Print Joint Owner Name:
Date:	Date:

Number of Units Held:

Please sign exactly as your name appears above.  Joint owners must both sign.  When signing as attorney, executor, administrator, trustee or guardian, please note that fact.